Exhibit 99

Barclays Capital 2011 Global Financial Services Conference

September 12, 2011

M&T Bank

Understanding what’s important

Disclaimer

This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

M&T Bank

2

Who is M&T Bank?

16th largest US-based commercial bank holding company

$78 billion in assets

15,995 employees

Almost 2 million consumer/retail households

Approximately 220,000 business banking/middle market customers

Over 770 branches in NY, MD, PA, VA, DE, NJ, WV, & DC.

$52 billion of new loan originations and

renewals from 2008 through 2010

$80 billion assets under management

23 acquisitions over the past 24 years

M&T Bank

3

M&T’s interests are aligned with stakeholders in the community

Westminster Community Charter School

United Way Day of Caring in Baltimore

Gettysburg Visitor Center

Our employees practice the community banking model

More than 2,700 employees serve over 4,700 different not-for-profit organizations

M&T Charitable Foundation has contributed almost $144 million over the past 10 years $12.4M+ invested in Westminster Community Charter School since the partnership began in 1993

M&T earned the highest rating from the Federal Reserve on each

Community Reinvestment Act exam since 1982

M&T Bank

4

Stability through the recent financial crisis

Lowest percentage credit losses among top 20 commercial banks Lowest TARP participation (1%) among largest 25 BHCs Consistently profitable throughout crisis No quarterly losses since 1976 – 140 quarters 1 of only 2 commercial banks in S&P 500 not to reduce dividend

5% growth in shares o/s since y/e 2007 vs peer average of 66% (ex acquisitions)

Lowest construction & CRE charge-offs among large regional / superregional banks

M&T Bank

5

Superior Returns to Shareholders

#1 stock market performance among 100 largest banks since 1983

19.3% annual return since 1980 / Berkshire Hathaway – 20.2%

Highest return among 50 largest banks from January 2000 – December 2010: 172% Outperformed S&P Bank Index by 41%, 30% and 64% over 3, 5, and 10-years 18.95% return on tangible common equity in 2010 vs. industry average of (0.3%) Insiders control over 20% of M&T; Berkshire Hathaway major holder since 1991

M&T Bank

6

Financial Update

M&T Bank

7

Earnings Summary

($ millions) 2006 2007 2008 2009 2010 2Q10 1Q11 2Q11

Net Operating Income (1) 881 704 599 455 755 198 216 289

GAAP Net Income (2) 839 654 556 380 736 189 206 322

$ per share

Net Operating EPS (1) 7.73 6.40 5.39 3.54 5.84 1.53 1.67 2.16

GAAP EPS (2) 7.37 5.95 5.01 2.89 5.69 1.46 1.59 2.42

Net Operating Income and Net Operating EPS are non-GAAP financial measures. Refer to the Appendix for a reconciliation between these measures and GAAP

M&T Bank

8

Other 2Q11 notable items

$42 million net merger-related gain $67 million securities gains ($111 pre-tax) related to balance sheet repositioning $11 million accelerated amortization of TARP preferred stock discount Purchased $700 million of MTB / WL TARP preferred stock Issued $500 million, 6.875% non-cumulative, perpetual preferred stock

New preferred dividend run rate about $61 million annually *

* Computation of earnings per share also deducts approximately 1.5% of Net Income attributable to unvested equity compensation awards

M&T Bank

Key Ratios

	2006	2007	2008	2009	Q2'10	2010	Q1'11	Q2'11	
Net Interest Margin	3.70%	3.60%	3.38%	3.49%	3.84%	3.84%	3.92%	3.75%	Improving pre-credit earnings
Efficiency Ratio - Tangible (1)	51.51%	52.77%	54.35%	56.50%	53.06%	53.71%	55.75%	55.56%	
Pre-tax, Pre-provision Earnings ($MM)	1,312	1,156	1,152	1,123	365	1,461	344[4]	400[4]	
Allowance to Loans (As At)	1.51%	1.58%	1.61%	1.83%[3]	1.86%[3]	1.82%[3]	1.81%[3]	1.80%[3]	Strong credit through cycle
Net Charge-Offs to Loans	0.16%	0.26%	0.78%	1.01%	0.64%	0.67%	0.58%	0.43%	
Net Operating Return on									Focus on returns
Tangible Assets (2)	1.67%	1.27%	0.97%	0.71%	1.23%	1.17%	1.21%[4]	1.30%[4]	
Tangible Common Equity (2)	29.55%	22.58%	19.63%	13.42%	20.36%	18.95%	17.79%[4]	18.29%[4]	
Common Equity to Assets - Tangible	5.84%	5.01%	4.59%	5.13%	5.75%	6.19%	6.44%	6.28%	Strong capital generation
Tier 1 Common Capital Ratio	6.42%	5.62%	6.08%	5.66%	6.15%	6.51%	6.78%	6.67%	
Tier 1 Capital Ratio	7.74%	6.84%	8.83%	8.59%	9.16%	9.47%	9.76%	9.52%	
Total Capital Ratio	11.78%	11.18%	12.83%	12.30%	12.80%	13.08%	13.38%	13.20%	
Leverage Ratio	7.20%	6.59%	8.35%	8.43%	8.89%	9.33%	9.63%	9.80%	
TBV per Share	28.57	27.98	25.94	28.27	31.15	33.26	34.38	37.00	

(1) Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains from securities transactions and non-recurring items).

(2) Excludes merger-related gains and expenses and amortization expense associated with intangible assets.

(3) Allowance to legacy M&T loans. Per SFAS No. 141R and SOP 03-3, acquired Provident, Bradford, K Bank and Wilmington Trust loans were marked to fair value at acquisition with no related reserves.

(4) Excludes the gains arising from the repositioning of the investment portfolio in 1H11 - the sale of $484 million of agency, pass-through securities in 1Q11, resulting in an after-tax gain amounting to $24 million ($39 million pre- tax) or $0.20 per common share and the sale of $1.2 billion agency, pass through securities and pooled and single named TRUPS in 2Q11 resulting in an after-tax gain of $67MM ($111 million pre-tax) or $0.55 per common share .

10

M&T Bank

Disciplined margin management

M&T focuses on returns and relationships rather than volumes

Net Interest Margin

4.5

4.0

3.5

3.0

2.5

‘00

‘01

‘02

‘03

‘04

‘05

‘06

‘07

‘08

‘09

‘1C

Q1

Q2

2011

4.02

3.38

3.92

3.75

3.88

3.34

3.62

3.58

MTB

Peer Median

Note: Taxable Equivalent net interest margin used for M&T and for peer banks when available.

M&T Bank

Acquisition accounting impact on M&T loan yields

2Q 2011

M&T

As Acquired legacy

($ millions) reported loans loans

Interest income on loans (FTE) 629 69 * 560

Average balance 55,461 6,303 49,158

Yield 4.55% 4.40% 4.57%

The amount of interest income recognized on acquired loans closely approximated the contractual interest income received or earned by M&T during the quarter.

see p15 of M&T’s 2Q11 10Q

M&T Bank

Historical Credit Cycle: 1991—2011

Nonaccrual Loans / Total Loans

4.50%

4.00%

3.50%

3.00%

2.50%

2.00% 1.50% 1.00% 0.50% 0.00%

3.08% 2.46% 2.38% 2.32% 2.15% 2.06%

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1Q11 2Q11

MTB Top 25 Median*

NCOs / Average Loans

3.00% 2.75% 2.50% 2.25% 2.00% 1.75% 1.50% 1.25% 1.00% 0.75% 0.50% 0.25% 0.00%

2.64% 1.66% 1.35% 0.67% 0.58% 0.43%

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1Q11 2Q11

MTB Top 25 Median*

Source: SNL Interactive. FR Y9C data used.

*	Top 25 publicly traded banks in each year (excluding IPOs in 2010)

M&T Bank

M&T’s Credit Ratios are Best-in-Class

NCOs % of Avg Loans

3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0

Peer Median = 1.57%

0.50 0.97 1.24 1.33 1.36 1.44 1.69 1.71 1.83 2.48 3.14 3.30

MTB Peer1 Peer2 Peer4 Peer8 Peer3 Peer7 Peer5 Peer10 Peer6 Peer9 Peer12

Nonperforming Assets % of Total Loans & OREO

7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0

Peer Median = 3.06%

1.06 1.66 1.71 2.42 2.59 2.89 3.23 3.45 3.64 4.05 4.34 5.83

Peer1 Peer2 Peer3 MTB Peer5 Peer6 Peer7 Peer8 Peer9 Peer10 Peer11 Peer12

Reserve Coverage of NCOs (in years)*

4.0 3.0 2.0 1.0 0.0

Peer Median= 1.90

3.38 2.42 2.37 2.09 2.02 1.93 1.87 1.50 1.47 1.26 1.07 0.94

MTB Peer1 Peer2 Peer4 Peer8 Peer3 Peer7 Peer5 Peer10 Peer6 Peer9 Peer12

NPAs as % of TCE + ALLL

60% 50% 40% 30% 20% 10% 0%

Peer Median = 22.7%

7.3% 9.6% 12.3% 15.2% 18.3% 18.7% 26.6% 27.4% 28.3% 32.0% 33.8% 48.6%

Peer1 Peer2 Peer3 Peer4 Peer5 Peer6 MTB Peer8 Peer9 Peer10 Peer11 Peer12

Data as of June 30, 2011 FRY9C reports.

M&T Bank

M&T’s model relies on maintaining above-average efficiency

Operating Efficiency Ratio

70% 65% 60% 55% 50% 45%

56.28% 67.18% 64.97%

52.65% 55.75% 55.56%

‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09* Q1 Q2 Q3 Q4 Q1 Q2

2010 ‘11

MTB Peer Median

Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets, merger-related expenses and other non-recurring expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains from securities transactions and non-recurring items).

*	2009 Efficiency Ratio excludes FDIC Special Assessment for MTB and all Peers.

M&T Bank

Wilmington Trust Update

M&T Bank

Wilmington Trust Merger Integration Progress

Wilmington Trust Non-interest Expense (as reported)

($millions) 2010

Total Staffing-related Expense 296.5

Net Occupancy 29.9

Furniture, Equipment & Supplies 39.1

OREO & reserve for unfunded commitments 67.7

Other Non-interest Expense 184.0

Goodwill impairment write-down 24.5

Total Non-interest Expense 641.7

Less: OREO & Reserve 67.7

Less: Goodwill Impairment 24.5

“Normalized” Non-interest Expense 549.5

Less: FDIC Insurance 23.5

Expense Base Subject to Cost Saves 526.0

Estimated cost saves @ 15% 80.0

?Very modest merger cost saves achieved to date; legacy M&T 2Q11 operating expense down an estimated $23mm from 1Q11

?Expect to save 15% of Wilmington Trust’s annual operating expenses; fully implemented by y/e 2012

?Bank conversion completed in late August; Trust conversion expected in mid-2012.

?Announced merger-related charges of $159 million which included items such as Cap-ex or which were reflected in acquisition accounting.

?Expect merger-related expense in the neighborhood of $100 million; have incurred $41 million to date.

M&T Bank

Long Term Performance

M&T Bank

Sustaining momentum in a difficult operating environment

$ Per Share 35 30 25 20 15 10 5 0

14.28 28.43 29.31

5.55 9.79 12.29

3.24 2.89 5.69

‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10

Revenue Per Share Pre-tax, Pre-provision Income Per Share GAAP EPS

Revenue per share excludes securities gains /losses for all periods. Pre-tax, pre-provision Income per share excludes the gains arising from the repositioning of the investment portfolio in 1H11—the sale of $484 million of agency, pass-through securities in 1Q11, resulting in a pre-tax gain of $39 million and the sale of $1.2 billion in agency, pass-through securities and pooled and single named TRUPS in 2Q11 resulting in a pre-tax gain of $111 million.

M&T Bank

Focus on Long Term Shareholder Returns

Cumulative Capital Retained, Dividends and Share Repurchases 1983 – June 2011

Dividends 30%

Capital Retained 34%

Share Repurchases 36%

M&T Bank

Earnings & Dividend Growth: 1983—2010

M&T has maintained its dividend throughout the current cycle.

$8.00 $7.00 $6.00 $5.00 $4.00 $3.00 $2.00 $1.0 $0.00

17% CARG $5.84

16% CAGR $3.83 $2.80

$1.40

1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Jun’10 YTD

Diluted Net Operating Earnings Dividends

Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No. 148 stock option expensing.

M&T Bank

M&T Bank Corporation… a solid investment

Of the largest 100 banks operating in 1983, only 23 remain today

Among the remaining, M&T ranks 1st in stock price growth

Stock

Closing Price at Return

8/31/2011 3/31/1983 CAGR

Rank Company Name Ticker ($) ($) 1 (%)

1	M&T Bank Corporation MTB 76.07 1.34 15.3
2	State Street Corporation STT 35.52 1.06 13.2
3	Northern Trust Corporation NTRS 38.42 1.51 12.1
4	U.S. Bancorp USB 23.21 0.92 12.1
5	Wells Fargo & Company WFC 26.10 1.18 11.5

23 — — 2.0

Median — — 7.2

MTB Price @ Median Growth Rate 9.56 1.34 7.2

1	1983 Stock Prices Source: Compustat and/or Bigcharts.com

M&T Bank

M&T Bank Corporation… a solid investment

?19.3% Annual rate of return since 1980*

– 19th best return of the entire universe of over 700 U.S. based stocks that have traded publicly since 1980

Rank Company Name Industry Annual Return

1	Eaton Vance Corp. Financials 24.8
2	Limited Brands Inc. Consumer Discretionary 22.7
3	Progressive Corp. Financials 22.6
4	Hasbro Inc. Consumer Discretionary 22.3
5	Stryker Corp. Health Care 22.2
6	TJX Cos. Consumer Discretionary 21.9
7	Gap Inc. Consumer Discretionary 21.8
8	Wal-Mart Stores Inc. Consumer Staples 21.8

9 Precision Castparts Corp. Industrials 21.7

10 Mylan Inc. Health Care 21.5

11 Leucadia National Corp . Financials 21.4

12 HollyFrontier Corp. Energy 20.9

13 Raven Industries Inc. Industrials 20.7

14 Forest Laboratories Inc. Health Care 20.3

15 Berkshire Hathaway Inc. Cl A Financials 20.2

16 Danaher Corp. Industrials 20.1

17 Sta te Stree t Corp. Financi a l s 20.0

18 Family Dollar Stores Inc. Consumer Discretionary 19.7

19 Valspar Corp. Materials 19.7

20 Robert Half International Inc. Industrials 19.4

21 M&T Bank Corp. Financials 19.3

$3,705 invested in M&T in 1980 would be worth $1 million today

*CAGR calculated assuming reinvestment of dividends through August 31, 2011.

M&T Bank

Barclays Capital 2011 Global Financial Services Conference

September 12, 2011

M&T Bank

Understanding what’s important

Appendix

M&T Bank

2011 Peer Group – Largest 12 Regional Banks

BB&T Corporation

Capital One Financial Corporation

Comerica Incorporated

Fifth Third Bancorp

Huntington Bancshares Incorporated KeyCorp

M&T Bank Corporation

PNC Financial Services Group, Inc.

Regions Financial Corporation

Synovus Financial Corp.

SunTrust Banks, Inc. Zions Bancorporation

M&T Bank

Reconciliation of GAAP and Non-GAAP Measures

Net Income	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	1Q10	2Q10	3Q10	4Q10	2010	1Q11	2Q11	Jun '11 YTD
$'s in millions																				
Net income	$198.3	$252.4	$268.2	$353.1	$456.7	$573.9	$722.5	$782.2	$839.2	$654.3	$555.9	$379.9	$151.0	$188.7	$192.0	$204.4	$736.2	$206.3	$322.4	$528.6
Intangible amortization, net of tax	30.0	42.4	56.1	99.4	32.5	47.8	46.1	34.7	38.5	40.5	40.5	39.0	10.0	9.0	8.2	8.1	35.3	7.5	9.0	16.5
Merger-related items, net of tax	14.0	3.0	16.4	4.8	-	39.2	-	-	3.0	9.1	2.2	36.5	-	-	-	(16.3)	(16.3)	2.6	(41.8)	(39.2)
Net operating income	$242.3	$297.8	$340.7	$457.3	$489.2	$660.9	$768.6	$816.9	$880.7	$703.8	$598.6	$455.4	$161.0	$197.8	$200.2	$196.2	$755.2	$216.4	$289.5	$505.8
Pre-Tax, Pre-Provision Income Per Share																				
Income before taxes	$3.95	$4.96	$5.09	$5.59	$7.08	$7.34	$8.86	$10.07	$10.81	$8.76	$6.67	$4.52	$1.86	$2.36	$2.41	$2.57	$9.20	$2.58	$3.65	$6.23
Provision for credit losses	0.55	0.55	0.46	1.05	1.28	1.13	0.79	0.76	0.70	1.75	3.71	5.26	0.89	0.72	0.78	0.71	3.10	0.63	0.51	1.14
Pre-Tax, Pre-Provision Income Per Share	$4.50	$5.51	$5.55	$6.64	$8.35	$8.47	$9.65	$10.83	$11.51	$10.50	$10.39	$9.79	$2.75	$3.07	$3.19	$3.28	$12.29	$3.20	$4.16	$7.37
Earnings Per Share																				
Diluted earnings per share	$2.50	$3.13	$3.24	$3.58	$4.78	$4.95	$6.00	$6.73	$7.37	$5.95	$5.01	$2.89	$1.15	$1.46	$1.48	$1.59	$5.69	$1.59	$2.42	$4.02
Intangible amortization, net of tax	0.38	0.52	0.67	1.00	0.34	0.41	0.38	0.30	0.33	0.37	0.36	0.34	0.08	0.07	0.07	0.07	0.29	0.06	0.07	0.13
Merger-related items, net of tax	0.18	0.04	0.20	0.05	-	0.34	-	-	0.03	0.08	0.02	0.31	-	-	-	(0.14)	(0.14)	0.02	(0.33)	(0.32)
Diluted net operating earnings per share	$3.06	$3.69	$4.11	$4.63	$5.12	$5.70	$6.38	$7.03	$7.73	$6.40	$5.39	$3.54	$1.23	$1.53	$1.55	$1.52	$5.84	$1.67	$2.16	$3.83
Efficiency Ratio																				
$'s in millions																				
Non-interest expenses	578.6	596.7	$718.6	$980.6	$961.6	$1,448.2	$1,516.0	$1,485.1	$1,551.7	$1,627.7	$1,727.0	$1,980.6	$489.4	$476.1	$480.1	$469.3	$1,914.8	$499.6	$576.9	$1,076.4
less: intangible amortization	34.5	49.7	69.6	121.7	51.5	78.2	75.4	56.8	63.0	66.5	66.6	64.3	16.5	14.8	13.5	13.3	58.1	12.3	14.7	27.1
less: charitable contribution	24.6	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
less: merger-related expenses	21.3	4.7	26.0	8.0	-	60.4	-	-	5.0	14.9	3.5	89.2	-	-	-	0.8	0.8	4.3	37.0	41.3
Adjusted net operating expenses	$498.2	$542.3	$623.0	$850.9	$910.1	$1,309.6	$1,440.6	$1,428.3	$1,483.7	$1,546.3	$1,656.8	$1,827.2	$472.9	$461.2	$466.6	$455.2	$1,856.0	$483.0	$525.2	$1,008.1
Adjusted T.E. revenues*	925.0	1,047.9	$1,192.5	$1,651.4	$1,774.2	$2,443.7	$2,692.0	$2,789.5	$2,880.5	$2,930.2	$3,048.4	$3,262.8	$846.3	$869.3	$873.7	$893.9	$3,483.2	$866.2	$1,010.1	$1,876.4
less: merger-related gains	-	-	-	-	-	-	-	-	-	-	-	29.1	-	-	-	27.5	27.5	-	64.9	64.9
Adjusted net operating revenues	$925.0	$1,047.9	$1,192.5	$1,651.4	$1,774.2	$2,443.7	$2,692.0	$2,789.5	$2,880.5	$2,930.2	$3,048.4	$3,233.7	$846.3	$869.3	$873.7	$866.3	$3,455.6	$866.2	$945.2	$1,811.4
Net operating efficiency ratio	53.9%	51.8%	52.3%	51.5%	51.3%	53.6%	53.5%	51.2%	51.5%	52.8%	54.4%	56.5%	55.9%	53.1%	53.4%	52.5%	53.7%	55.8%	55.6%	55.7%

27

M&T Bank

* Excludes gain/(loss) on sale of securities.

Reconciliation of GAAP and Non-GAAP Measures

Jun ‘11

Average Assets 2006 2007 2008 2009 1Q10 2Q10 3Q10 4Q10 2010 1Q11 2Q11 YTD

$’s in millions

Average assets $ 55,839 $ 58,i545 $ 65,132 $ 67,472 $ 68,883 $ 68,334 $ 67,811 $ 68,502 $ 68,380 $ 68,045 $ 72,454 $ 70,262

Goodwill (2,908) (2,933) (3,193) (3,393) (3,525) (3,525) (3,525) (3,525) (3,525) (3,525) (3,525) (3,525)

Core deposit and other

intangible assets (191) (221) (214) (191) (176) (160) (146) (132) (153) (120) (198) (159)

Deferred taxes 38 24 30 33 34 30 27 24 29 21 46 34

Average tangible assets $ 52,778 $ 55,415 $ 61,755 $ 63,921 $ 65,216 $ 64,679 $ 64,167 $ 64,869 $ 64,731 $ 64,423 $ 68,778 $ 66,612

Average Common Equity

$’s in millions

Average common equity $ 6,041 $ 6,247 $ 6,423 $ 6,616 $ 7,136 $ 7,302 $ 7,444 $ 7,582 $ 7,367 $ 7,708 $ 8,096 $ 7,903

Goodwill (2,908) (2,933) (3,193) (3,393) (3,525) (3,525) (3,525) (3,525) (3,525) (3,525) (3,525) (3,525)

Core deposit and other

intangible assets (191) (221) (214) (191) (176) (160) (146) (132) (153) (120) (198) (159)

Deferred taxes 38 24 30 33 34 30 27 24 29 21 46 34

Average tangible common equity $ 2,980 $ 3,117 $ 3,046 $ 3,065 $ 3,469 $ 3,647 $ 3,800 $ 3,949 $ 3,718 $ 4,086 $ 4,420 $ 4,254

M&T Bank